UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2010

ARIAD Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-21696	22-3106987
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26 Landsdowne Street, Cambridge, Massachusetts	02139
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (617) 494-0400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01             Other Events.

On March 22, 2010, ARIAD Pharmaceuticals, Inc. (the “Company”) issued a press release announcing that the U.S. Court of Appeals for the Federal Circuit (the “Federal Circuit”) has ruled in favor of Eli Lilly & Co. (“Lilly”) following an en banc rehearing in December 2009.  The rehearing concerned a 2007 judgment that held Lilly liable for infringement of four claims of U.S. Patent No. 6,410,516 (the ‘516 patent).  The Federal Circuit held that the four patent claims are invalid due to inadequate written description.

A copy of the press release is being filed herewith as Exhibit 99.1 and this information contained therein is incorporated by reference into this Current Report on Form 8-K.

ITEM 9.01             Financial Statements and Exhibits

99.1	Press Release dated March 22, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARIAD Pharmaceuticals, Inc.

Date:	March 23, 2010	By:	/s/ Edward M. Fitzgerald
Edward M. Fitzgerald
Senior Vice President, Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Press Release dated March 22, 2010.

3